NATIXIS INCOME AND TAX-FREE INCOME FUNDS

Supplement dated June 27, 2008 to the Natixis Income and Tax-Free Income Funds Class A, B and C

Prospectus dated February 1, 2008, as may be revised and supplemented from time to time.

This supplement replaces the supplement dated March 3, 2008.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND AND

LOOMIS SAYLES MUNICIPAL INCOME FUND

On June 13, 2008, the Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund were liquidated.

The Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund no longer exist, and as a result shares of each fund are no longer available for purchase or exchange.

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ALL FUNDS

Effective March 3, 2008, the following paragraph is added immediately following the last paragraph of the sub-section “Limits on Frequent Trading” within the section “Restrictions on Buying, Selling and Exchanging Shares”:

This policy also does not apply with respect to shares purchased by a fund-of-funds or similar asset allocation program that rebalances its investments no more frequently than quarterly. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.

SP385-0608

NATIXIS INCOME AND TAX-FREE INCOME FUNDS

Supplement dated June 27, 2008 to the Natixis Income and Tax-Free Income Funds Statement of Additional

Information – Part I and Natixis Funds Statement of Additional Information – Part II, each dated

February 1, 2008, as may be revised and supplemented from time to time.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND AND

LOOMIS SAYLES MUNICIPAL INCOME FUND

On June 13, 2008, the Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund were liquidated.

The Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Municipal Income Fund no longer exist, and as a result shares of each Fund are no longer available for purchase or exchange.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND

This supplement amends the supplement dated May 16, 2008.

Effective immediately, the table in the sub- section “Investment Strategies” within the section “Investment Strategies and Risks” is amended as follows:

Investment Grade Bond Fund

Debt Securities (Asset-backed Securities, Bank Loans, Stripped Securities, Mortgage-Backed Securities, Pay-in-Kind Bonds, Inflation-Linked Bonds)

Foreign Securities (Depository Receipts, Supranational Entities)

Money Market Instruments

Options Repurchase Agreements Foreign Currency Transactions

SP383-0608